EQUITY	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
EQUITY

NOTE 11 – EQUITY

The equity of the Company as of December 31, 2024 and 2023 represents 17,357,924 ordinary shares and 15,093,847 ordinary shares amounting to $8,350,003 and $8,350,002, respectively.

On March 20, 2023, the Company completed a private placement of an aggregate 1,400,000 ordinary shares at $0.25 per share to the selling shareholders for aggregate gross proceeds of $350,000.

On April 20, 2023, the Company announced the pricing of our initial public offering of 1,600,000 Ordinary Shares at $5.00 per share and commencement of trading of its Ordinary Shares on the Nasdaq Capital Market under the symbol, “WLGS”. On April 24, 2023, the Company announced the closing initial public offering with gross proceeds of $8,000,000. On May 1, 2023, the Company issued 96,331 Ordinary Shares for cashless exercise as warrant shares to its underwriter, and on November 3, 2023, the Company cancelled back 2,484 Ordinary Shares issued.

On October 29, 2024, the shareholders of the Company at the annual shareholders meeting of the Company approved the 2024 Equity Incentive Plan (the “2024 Plan”). On December 18, 2024, the Company issued 2,264,077 ordinary shares under the 2024 Plan and awarded to the Company’s director and employees. The stock contain service conditions and valid for a different time period per each individual from the grant date and vest in equal annual installments at the end of each anniversary over the period. There is no vesting on the year ended December 31, 2024.